                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                SUNGROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       John E. Southwood, Jr., Secretary
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                SUNGROUP, INC.
                          9102 North Meridian Street
                                   Suite 545
                          Indianapolis, Indiana 46260

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 1996

     The Annual Meeting of Stockholders of SunGroup, Inc. will be held at the SunGroup, Inc. Headquarters, 9102 North Meridian Street, Suite 545, Indianapolis, Indiana 46260 on June 19, 1996, at 1:00 p.m., Eastern Standard Time, for the following purposes:

1. To elect three (3) Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and duly qualified.

2. To ratify the appointment of Geo. S. Olive & Co., LLC as independent public accountants for the Corporation for 1996.

3. To transact such other business as properly may come before the meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on April 30, 1996 will be entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors

                                   John E. Southwood, Jr.
                                   Secretary
Indianapolis, Indiana
May 15, 1996


______________________________________________________________________________

     All Stockholders are urged to attend the meeting in person. Enclosed is a proxy card which each stockholder is requested to complete, date, sign and return in the enclosed envelope. Any Stockholder who signs and returns a proxy card may revoke it at any time before it is voted.
______________________________________________________________________________

                                SUNGROUP, INC.
                              Proxy Statement for
                        Annual Meeting of Stockholders
                              General Information

     The enclosed proxy is solicited by the Board of Directors of SunGroup, Inc. (the "Corporation" or "SunGroup") for use at the Annual Meeting of Stockholders to be held June 19, 1996, at 1:00 p.m., Eastern Standard Time, at the Corporation's Headquarters, 9102 North Meridian Street, Suite 545, Indianapolis, Indiana, and any adjournment thereof. Any Stockholder giving a proxy is entitled to revoke it at any time before the proxy is voted by giving written notice of revocation to the Secretary of the Corporation, by executing a proxy bearing a later date or by attending the Annual Meeting and voting in person.

     The mailing address of the principal executive office of the Corporation is 9102 North Meridian Street, Suite 545, Indianapolis, Indiana 46260.

     This Proxy Statement, the form of proxy and the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1995, containing relevant financial information for 1995, are being mailed to Stockholders on or about May 17, 1996.

     Only holders of common stock of record at the close of business on April 30, 1996 will be entitled to vote at the meeting. At that date there were 6,442,099 shares of common stock outstanding and entitled to vote. Each Stockholder is entitled to one vote for each share held on all issues presented at the Annual Meeting.

     The nominees for election as directors of the Corporation named in this Proxy Statement will be elected by a plurality of the votes cast. Action on any other matters to come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes.

     The cost of soliciting proxies will be borne by the Corporation. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Corporation who will not be specially compensated for such soliciting. The Corporation will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock and will reimburse such persons for the cost of forwarding the material.

                      Summary of Matters to be Considered

     At the Annual Meeting, Stockholders of the Corporation will be asked to vote on the following matters:

     (1) The election of three (3) Directors to serve until the next Annual Meeting. Certain information concerning the Board of Directors' nominees for election as Directors is set forth in the section of this Proxy Statement entitled "ELECTION OF DIRECTORS."

     (2) The ratification of the appointment of Geo. S. Olive & Co., LLC as independent public accountants for the Corporation for the year ending December 31, 1996.

     (3) The transaction of such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

        Security Ownership of Certain Beneficial Owners and Management

     The following tables set forth information as of April 30, 1996, as to the beneficial ownership, direct or indirect, of the Corporation's Common Stock by all Directors, all Directors and Officers as a group, and all persons known by the Corporation to own beneficially more than 5% of the Corporation's Common Stock. Each such stockholder has sole voting and investment rights with respect to the shares of Common Stock listed as beneficially held.

     The aggregate percentage of ownership is based on 6,442,099 shares of Common Stock outstanding and all exercisable options and warrants related to individuals listed in the tables. However, no such options or warrants had been exercised as of April 30, 1996, the record date.

                            OWNERSHIP BY MANAGEMENT

                       OF THE CORPORATION'S COMMON STOCK

                               Amount and Nature
      Name               of Beneficial Ownership (1)   Percent of Class (2)
---------------------------------------------------------------------------

John W. Biddinger (3)             2,420,056                   36.7%
7491 Albert Tillinghast Drive
Sarasota, FL 34240

James M. Elliott                     20,000                     .3%
230 Fountain Square
P.O. Box 727
Bloomington, IN 47404

John E. Southwood, Jr.               50,000                     .8%
9102 N. Meridian St., Suite 545
Indianapolis, IN 46260

Dan E. Young (3)                    626,179                    9.3%
3210 E. 96th Street
Indianapolis, IN 46240

All Directors and                 3,116,435                   45.5%
Executive Officers as a Group
(5 persons)

                         (Footnotes on Following Page)

          FIVE PERCENT STOCKHOLDERS OF THE CORPORATION'S COMMON STOCK

                                  Amount and Nature of        Percent of
    Name                        Beneficial Ownership (1)      Class (2)
------------------------------------------------------------------------
John W. Biddinger (3)                  2,420,056                36.7%
7491 Albert Tillinghast Dr.
Sarasota, FL 34240

Conseco, Inc. (3)                      5,972,060                48.1%
11825 N. Pennsylvania Street
Carmel, IN 46032

Radio USA, Ltd.                        1,913,007                29.7%
601 Jefferson Street
Houston, TX 77002

Dan E. Young (3)                         626,179                 9.3%
3210 East 96th Street
Indianapolis, IN 46260

Footnotes
---------

(1)  All shares are held directly unless otherwise noted.

(2) Pursuant to applicable Securities and Exchange Commission Rules, a person is deemed beneficial owner of those shares not outstanding which are subject to options, warrants, rights or conversion privileges if that person can exercise such options, warrants, rights or privileges within 60 days. Any such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person individually, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) The Corporation has issued the following warrants to purchase shares of its Common Stock:

          John W. Biddinger                   101,601

          Conseco, Inc.                     5,972,060

          Dan Young, IRA                      304,803

     Each of these warrants is exercisable for $.11 (in total, not per share), except Conseco which is exercisable for $1.00, are presently exercisable and terminate if not exercised on or before February 15, 2003.

     Mr. Young holds 321,376 shares of Common Stock in the name of Young Investments Company, and 304,803 warrants in his Individual Retirement Account. Mr. Young has 100% beneficial ownership and control of Young Investments Company and his IRA.

Potential Change in Control
---------------------------

     As outlined above in Footnote 3, Conseco, Inc. ("Conseco") holds exercisable warrants for 5,972,060 shares of the Corporation's Common Stock for a total exercise price of $1.00. If these warrants were exercised, Conseco would control 45.9% of the Corporation's Common Stock on a fully diluted basis. The warrants expire on February 15, 2003 and are nontransferable until February 15, 1997. If by February 15, 1998, certain restructured notes owed to Conseco are not repaid, Conseco will receive additional warrants for 10% of the Corporation's Common Stock on a fully diluted basis.

                             Election of Directors

     Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their successors. The Corporation's bylaws provide for the exact number of directors to be set by the Board of Directors. The current Board of Directors has determined that the Board shall consist of three (3) members. The enclosed proxy will be voted in favor of the election as Directors of the nominees listed below unless contrary instructions are received. All of the nominees are members of the present board of Directors and were re-elected at the last Annual Meeting of Stockholders, which was held in 1995. If any nominee or nominees should be unwilling or unable to accept nomination or election as a Director, which is currently not expected, the proxies may be voted with discretionary authority for a substitute nominee or nominees as shall be designated by the current Board of Directors.

                                Years of
Name of Nominee            Service as Director         Age
---------------            -------------------         ---

John W. Biddinger        August 1984 - Present         56

James M. Elliott         November 1984 - Present       53

Dan E. Young             December 1985 - Present       66

      Biographical information concerning Mr. Biddinger is set forth below under the caption "Executive Officers."

      James M. Elliott has been President of Elliott and Associates, an investment advisor and investment manager, since June 1991. Prior thereto, Mr. Elliott was Vice President and Chief Financial Officer of the Indiana University Foundation.

     Dan E. Young has been President of Young Investments, Inc., a private investment company, since 1979. He has been active in the ownership and management of automobile franchise operations and is a multi-dealership owner.

     There is no family relationships among any of the Directors, Executive Officers, and nominees for Director of the Corporation.

                            Meetings and Committees

     The Board of Directors had a total of five meetings in 1995. No member attended fewer than 75% of the total number of Board meetings held in 1995. The Board of Directors has no Nominating Committee or Audit Committee.

     The Compensation Committee consists of one non-employee director, Mr. Elliott. The committee makes recommendations to Corporation management regarding the compensation structure of the Corporation as applied to executive personnel. There was one meeting of the Compensation Committee during 1995.

                              Executive Officers

     The name, age, and position with the Corporation of its executive officers

             Name               Age                     Position
--------------------------------------------------------------------------------

        John W. Biddinger       56         President

        John E. Southwood, Jr.  38         Vice President/Treasurer/Secretary

       Each such officer was elected to his present position at a meeting of the Board of Directors of the Corporation and serves at the discretion of the Board of Directors.

     John W. Biddinger was elected President on May 24, 1991 and has been Chairman of the Executive Committee since 1984. Mr. Biddinger is also President and a Director of Biddinger Investment Capital Corporation, a leveraged buy-out and workout specialist firm.

     John E. Southwood, Jr. became Vice President/Finance, Treasurer and Chief Financial Officer of the Corporation in February 1990 and Secretary in November 1992. Mr. Southwood is a certified public accountant.

                      Executive and Director Compensation

      The following table summarizes the compensation paid by the Corporation to its current Chief Executive Officer, as of December 31, 1995, for the past three fiscal years. The Corporation had no other executive officers at December 31, 1995 whose total annual salary and bonus from the Corporation exceeded $100,000 during the past fiscal year.

                          SUMMARY COMPENSATION TABLE

                          Annual Compensation         Long-Term Corporation
                        ------------------------    ---------------------------
Name and                                              LTIP
Principal                       Salary     Bonus    Payouts       All Other
Position                Year      ($)       ($)       ($)      Compensation ($)
------------------------------------------------------------------------------
John W. Biddinger       1995    132,200      0           0            0
CEO
                        1994    132,200      0           0            0

                        1993    132,200      0      19,775 (1)        0

     (1) Pursuant to his employment agreement, Mr. Biddinger received 1,977,525 shares of the Corporation's Common Stock in September 1993. The fair market value of these shares at the date of issuance was $0.01 per share.

     The Corporation has entered into an employment agreement with John W. Biddinger effective May 24, 1991. This agreement originally had an expiration date of May 24, 1994, but has been extended through May 31, 2000. The agreement calls for a minimum annual compensation of $125,000, and annual bonuses of up to 50% of annual salary. The agreement calls for Mr. Biddinger to receive 24 months of annual compensation should he be dismissed without cause or there is a change in control of the Corporation (as defined in the agreement).

     The agreement provides for a death benefit to Mr. Biddinger's estate of two and one half times the current annual base salary and a lump sum payment equal to two times the current annual base salary if he should become permanently disabled (as defined in the agreement). The Corporation is not insured against either of these events. The agreement also grants Mr. Biddinger the option to "put" all of his Stock back to the Corporation at a mutually agreed upon fair market value (as defined in the agreement).

     Mr. Biddinger has agreed in restructuring part of the Corporation's debt to hold his annual salary at $132,200 per year.

     Members of the Board of Directors who are not officers of the Corporation receive $1,000 for their attendance at each regularly scheduled Board meeting. There were five such meetings in 1995. Messrs. Biddinger, Elliott and Young attended all such meetings.

                Certain Relationships and Related Transactions

     There are no reportable events under this item.

                       Stockholders' Proposals for 1997
                                Annual Meeting

     Stockholders' proposals intended for presentation at the 1997 Annual Meeting of Stockholders must be received by John E. Southwood, Jr., Vice President and Secretary, SunGroup, Inc., 9102 North Meridian Street, Suite 545, Indianapolis, Indiana 46260, no later than March 7, 1997 for inclusion in the proxy statement and form of proxy relating to that meeting. All such proposals must be in writing and mailed by Certified Mail, Return Receipt Requested, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

       Ratification of the Appointment of Independent Public Accountants

     The firm of Geo. S. Olive & Co., LLC, which has been the independent public accountants of the Corporation since 1992, has been appointed by the Board of Directors to continue as the Corporation's auditors for the year ending December 31, 1996, and the Board of Directors is seeking ratification of this appointment. Representatives of Geo. S. Olive & Co., LLC are not expected to be present at the Annual Meeting.

                                 Other Matters

     Management of the Corporation is not aware of any other matters which may be presented for action at the meeting. Should any other matter requiring a vote of the Stockholders arise, it is intended that the proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons voting the proxies in light of conditions then prevailing.

     If you do not plan to attend this meeting it would be appreciated if you would promptly sign, date, and return the enclosed proxy in the enclosed envelope.

                                   By Order of the Board of Directors

                                   John E. Southwood, Jr.
                                   Vice President and Secretary
                                   May 15, 1996

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 1996
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

SUNGROUP, INC.
9102 North Meridian Street
Suite 545
Indianapolis, Indiana 46260

The undersigned hereby appoints John W. Biddinger and John E. Southwood, Jr., or either of them as Proxies, each with the power of substitution, and hereby authorizes either of them acting singly to represent and to vote, as designated below, all of the shares of Common Stock of SunGroup, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 19, 1996 at 1:00 p.m., Eastern Standard Time, at SunGroup, Inc.'s Headquarters, 9102 North Meridian Street, Suite 545, Indianapolis, Indiana, or any adjournment thereof, as follows:

1.     ELECTION OF DIRECTORS.
_____  FOR all nominees listed below (except as marked below)

_____  WITHHOLD AUTHORITY to vote for all nominees listed below
      (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
       STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

       John W. Biddinger      James M. Elliott      Dan E. Young

2. RATIFY THE APPOINTMENT OF GEO. S. OLIVE & CO., LLC AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION FOR 1996.

       For _____      Against _____      Abstain _____

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

____________________________________  Date:  _____________________________

____________________________________
Signature of Stockholder(s)

(Please sign in the exact form in which your name appears hereon and date your proxy. When signing as attorney, executor, administrator, guardian, trustee, officer signing for corporations, etc., please give full title as such. For joint owners, each joint owner should sign.)